UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21983

Name of Fund:   NASDAQ Premium Income & Growth Fund Inc. (QQQX)

Fund Address:   4 World Financial Center, 6th Floor, New York, New York 10080.

Name and address of agent for service:   Justin C. Ferri, Chief Executive Officer, NASDAQ Premium Income &

             Growth Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant’s telephone number, including area code:   (877) 449-4742

Date of fiscal year end: December 31, 2010

Date of reporting period: June 30, 2010

Item 1 – Report to Stockholders

NASDAQ Premium Income & Growth Fund Inc.

Semi-Annual Report

(Unaudited)

June 30, 2010

IQ INVESTMENT ADVISORS

HydePark

Fund Profile as of June 30, 2010 (unaudited)

Fund Information

Symbol on NASDAQ	QQQX
Initial Offering Date	January 30, 2007
Yield on Closing Market Price as of June 30, 2010 $(11.93)*	10.60%
Current Quarterly Distribution per share of Common Stock**	$0.316
Current Annualized Distribution per share of Common Stock**	$1.264
*	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price as of June 30, 2010. Past performance does not guarantee future results.

**	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital at fiscal year end.

The table below summarizes the changes in the Fund’s market price and net asset value for the six-month period:

	6/30/10 (a)	12/31/09	Change (b)	High	Low
Market Price (c)	$11.93	$14.40	(17.15%)	$14.68	$11.93
Net Asset Value	$12.57	$14.08	(10.72%)	$14.93	$12.57
(a)

For the six-month period, the Common Stock of the Fund had a total investment return of (6.28%) based on net asset value per share and (13.03%) based on market price per share, assuming reinvestment of distributions. For the same period, the performance of the NASDAQ 100 Index,® the Fund’s unmanaged reference index, had a total investment return of (6.17%). The reference index has no expenses associated with performance.

(b)	Does not include reinvestment of dividends.

(c)	Primary Exchange Price, NASDAQ.

Portfolio Information

Ten Largest Equity Holdings	Percent of Net Assets
Apple, Inc.	20.1%
Microsoft Corp.	4.3
Google, Inc., Class A	4.3
QUALCOMM, Inc.	4.2
Intel Corp.	3.3
Oracle Corp.	3.1
Cisco Systems, Inc.	2.7
Gilead Sciences, Inc.	2.7
Teva Pharmaceutical Industries Ltd.	2.3
Comcast Corp., Class A	2.2

Five Largest Industries	Percent of Net Assets
Computers & Peripherals	21.3%
Software	11.3
Communications Equipment	10.7
Semiconductors & Semiconductor Equipment	8.5
Internet Software & Services	8.2

The NASDAQ 100®, NASDAQ 100 index® and NASDAQ are trade or service marks of the NASDAQ Stock Market, Inc.

Sector Representation	Percent of Long-Term Investments
Information Technology	61.5%
Consumer Discretionary	17.2
Health Care	12.9
Industrials	4.5
Financials	1.6
Materials	1.1
Telecommunication Services	0.5
Consumer Staples	0.5
Energy	0.2

For Fund portfolio compliance purposes, the Fund’s industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry and sector sub-classifications for reporting ease.

2	NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2010

Schedule of Investments as of June 30, 2010 (unaudited)	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares Held	Value

	Aerospace & Defense — 2.0%
	Boeing Co. (a)	9,000	$564,750
	General Dynamics Corp.	11,211	656,516
	L-3 Communications Holdings, Inc.	20,110	1,424,592
	Lockheed Martin Corp.	11,072	824,864
	Precision Castparts Corp.	4,795	493,501
	United Technologies Corp.	9,637	625,538

			4,589,761
	Auto Components — 0.3%
	Gentex Corp.	44,174	794,249
	Beverages — 0.2%
	Hansen Natural Corp. (b)	13,479	527,164
	Biotechnology — 7.5%
	Amgen, Inc. (a)(b)	92,526	4,866,868
	Biogen Idec, Inc. (b)	64,624	3,066,409
	Celgene Corp. (a)(b)	58,561	2,976,070
	Gilead Sciences, Inc. (b)	180,920	6,201,938
	Incyte Corp. (b)	27,769	307,403

			17,418,688
	Capital Markets — 0.9%
	Affiliated Managers Group, Inc. (b)	6,961	423,020
	SEI Investments Co.	46,623	949,244
	T. Rowe Price Group, Inc.	18,531	822,591

			2,194,855
	Chemicals — 0.2%
	Methanex Corp.	18,677	367,750
	Commercial Services & Supplies — 0.4%
	RINO International Corp. (b)	16,026	200,485
	Tetra Tech, Inc. (b)	21,804	427,576
	United Stationers, Inc. (b)	6,984	380,418

			1,008,479
	Communications Equipment — 10.7%
	Adtran, Inc.	44,693	1,218,778
	Arris Group, Inc. (b)	78,193	796,787
	Blue Coat Systems, Inc. (b)	11,704	239,113
	Brocade Communications Systems, Inc. (b)	64,033	330,410
	Cisco Systems, Inc. (b)	298,410	6,359,117
	InterDigital, Inc. (b)	38,054	939,553
	QUALCOMM, Inc.	297,458	9,768,521
	Research In Motion Ltd. (b)	87,611	4,315,718
	Tellabs, Inc.	148,173	946,825

			24,914,822
	Computers & Peripherals — 21.3%
	Apple, Inc. (a)(b)	185,689	46,706,354
	Dell, Inc. (b)	165,071	1,990,756
	STEC, Inc. (b)	27,145	340,941
	Xyratex Ltd. (b)	22,086	312,517

			49,350,568
	Consumer Finance — 0.5%
	Ezcorp, Inc. (b)	39,364	730,202
	World Acceptance Corp. (b)	12,284	470,600

			1,200,802
	Containers & Packaging — 0.5%
	Silgan Holdings, Inc.	41,194	1,169,086

Industry	Common Stocks	Shares Held	Value

	Distributors — 0.2%
	LKQ Corp. (b)	22,113	$426,339
	Diversified Consumer Services — 1.7%
	Career Education Corp. (b)	49,347	1,135,968
	Corinthian Colleges, Inc. (b)	46,729	460,281
	ITT Educational Services, Inc. (b)	12,707	1,054,935
	Strayer Education, Inc.	5,671	1,178,944

			3,830,128
	Diversified Telecommunication Services — 0.5%
	Neutral Tandem, Inc. (b)	41,041	461,711
	Windstream Corp.	73,984	781,271

			1,242,982
	Electrical Equipment — 0.3%
	Harbin Electric, Inc. (b)	16,284	271,129
	Woodward Governor Co.	17,619	449,813

			720,942
	Electronic Equipment, Instruments & Components — 0.1%
	Plexus Corp. (b)	9,569	255,875
	Energy Equipment & Services — 0.1%
	Hercules Offshore, Inc. (a)(b)	83,475	202,844
	Health Care Equipment & Supplies — 0.2%
	Kinetic Concepts, Inc. (b)	13,157	480,362
	Health Care Providers & Services — 1.5%
	Amedisys, Inc. (b)	6,901	303,437
	Express Scripts, Inc. (b)	69,562	3,270,805

			3,574,242
	Health Care Technology — 0.3%
	Quality Systems, Inc.	13,073	758,103
	Hotels, Restaurants & Leisure — 4.2%
	Bob Evans Farms, Inc.	21,462	528,395
	Cracker Barrel Old Country Store, Inc.	14,899	693,698
	Ctrip.com International Ltd. (b)(c)	10,592	397,836
	McDonald’s Corp.	61,360	4,041,783
	Starbucks Corp.	163,994	3,985,054

			9,646,766
	IT Services — 1.8%
	CSG Systems International, Inc. (a)(b)	55,388	1,015,262
	Computer Sciences Corp. (a)	16,316	738,299
	International Business Machines Corp.	16,340	2,017,663
	Mantech International Corp., Class A (b)	9,447	402,159

			4,173,383
	Insurance — 0.2%
	CNA Financial Corp. (b)	14,198	362,901
	Internet & Catalog Retail — 2.8%
	Amazon.com, Inc. (b)	44,372	4,848,085
	NetFlix, Inc. (b)	9,818	1,066,726
	PetMed Express, Inc.	27,297	485,887

			6,400,698
	Internet Software & Services — 8.2%
	Baidu.com, Inc. (b)(c)	51,100	3,478,888
	EarthLink, Inc.	156,503	1,245,764
	eBay, Inc. (a)(b)	162,568	3,187,958
	Google, Inc., Class A (b)	22,221	9,887,234

See Notes to Financial Statements.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2010	3

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares Held	Value

	Internet Software & Services (concluded)
	Sohu.com, Inc. (b)	14,540	$597,449
	ValueClick, Inc. (b)	53,683	573,871

			18,971,164
	Leisure Equipment & Products — 0.3%
	Pool Corp.	35,711	782,785
	Life Sciences Tools & Services — 0.5%
	Furiex Pharmaceuticals, Inc. (b)	3,704	37,636
	Pharmaceutical Product Development, Inc.	44,452	1,129,525

			1,167,161
	Machinery — 0.6%
	Bucyrus International, Inc.	9,797	464,868
	Eaton Corp.	6,229	407,626
	Nordson Corp.	7,373	413,478

			1,285,972
	Media — 6.0%
	Comcast Corp., Class A	292,223	5,075,914
	DIRECTV, Class A (b)	116,031	3,935,772
	Focus Media Holding Ltd. (b)(c)	21,212	329,422
	News Corp., Class A	248,352	2,970,290
	News Corp., Class B	25,828	357,718
	Omnicom Group, Inc.	22,170	760,431
	Scholastic Corp.	15,800	381,096

			13,810,643
	Metals & Mining — 0.5%
	Freeport-McMoRan Copper & Gold, Inc., Class B (a)	12,338	729,546
	Steel Dynamics, Inc.	32,009	422,199

			1,151,745
	Multiline Retail — 0.2%
	Dollar Tree, Inc. (b)	10,944	455,599
	Office Electronics — 0.4%
	Xerox Corp.	113,137	909,621
	Personal Products — 0.3%
	USANA Health Sciences, Inc. (b)	18,684	682,527
	Pharmaceuticals — 3.0%
	Endo Pharmaceuticals Holdings, Inc. (b)	41,920	914,694
	Perrigo Co.	10,716	632,994
	Teva Pharmaceutical Industries Ltd. (c)	102,472	5,327,519

			6,875,207
	Road & Rail — 1.1%
	CSX Corp.	13,478	668,913
	Heartland Express, Inc.	21,622	313,951
	Landstar System, Inc.	18,931	738,120
	Werner Enterprises, Inc.	34,383	752,644

			2,473,628
	Semiconductors & Semiconductor Equipment — 8.5%
	ASML Holding NV (a)(c)	14,991	411,803
	Aixtron AG (c)	13,126	312,793
	Amkor Technology, Inc. (b)	64,222	353,863
	Atheros Communications, Inc. (b)	13,083	360,306
	Canadian Solar, Inc. (b)	16,700	163,326
	Conexant Systems, Inc. (b)	105,986	237,409

Industry	Common Stocks	Shares Held	Value

Semiconductors & Semiconductor Equipment (concluded)
	Cree, Inc. (b)	5,785	$347,274
	Intel Corp.	394,525	7,673,511
	Intersil Corp., Class A	113,413	1,373,431
	JA Solar Holdings Co. Ltd. (b)(c)	68,549	318,753
	Micron Technology, Inc. (b)	41,154	349,397
	ON Semiconductor Corp. (b)	72,856	464,821
	Power Integrations, Inc.	24,937	802,847
	Skyworks Solutions, Inc. (b)	30,438	511,054
	Tessera Technologies, Inc. (b)	19,518	313,264
	Texas Instruments, Inc.	75,245	1,751,704
	Xilinx, Inc.	161,763	4,086,133

			19,831,689
Software — 11.3%
	Adobe Systems, Inc. (b)	89,889	2,375,766
	CA, Inc.	170,025	3,128,460
	Jack Henry & Associates, Inc.	29,898	713,964
	Microsoft Corp.	431,318	9,924,627
	MicroStrategy, Inc., Class A (b)	4,954	371,996
	Oracle Corp. (a)	339,640	7,288,674
	SAP AG (c)	8,069	357,457
	Symantec Corp. (b)	148,347	2,059,056

			26,220,000
Specialty Retail — 1.4%
	Dress Barn, Inc. (b)	14,977	356,602
	Rent-A-Center, Inc. (b)	84,148	1,704,838
	Tiffany & Co.	10,273	389,449
	Tractor Supply Co.	13,785	840,471

			3,291,360
Textiles, Apparel & Luxury Goods — 0.4%
	Deckers Outdoor Corp. (b)	3,986	569,480
	Phillips-Van Heusen Corp.	9,118	421,890

			991,370
	Total Investments before Options Written (Cost — $221,436,248*) — 101.1%		234,512,260

	Options Written	Number of Contracts
Call Options Written
	NASDAQ Index 100, expiring July 2010 at USD 1,950	150	(10,500)
	NASDAQ Index 100, expiring July 2010 at USD 1,975	150	(7,125)
	NASDAQ Index 100, expiring July 2010 at USD 2,000	100	(2,250)
	NASDAQ Index 100, expiring August 2010 at USD 1,950	150	(108,000)
	NASDAQ Index 100, expiring August 2010 at USD 1,975	100	(50,000)
	Total Options Written (Premiums Received — $2,118,222) — (0.1%)		(177,875)
	Total Investments, Net of Options Written (Net Cost — $219,318,026) — 101.0%		234,334,385
	Liabilities in Excess of Other Assets — (1.0%)		(2,428,307)

	Net Assets — 100.0%		$231,906,078

See Notes to Financial Statements.

4	NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2010

Schedule of Investments (concluded)

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$221,599,257

Gross unrealized appreciation	$41,588,479
Gross unrealized depreciation	(28,675,476)

Net unrealized appreciation	$12,913,003

(a)	All or a portion of security held as collateral in connection with open option contracts.

(b)	Non-income producing security.

(c)	Depositary receipts.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1(a) of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2010 in determining the fair valuation of the Fund's investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Securities[1]	$234,512,260	—	—	$234,512,260
Total	$234,512,260	—	—	$234,512,260

[1]	See above Schedule of Investments for values in each industry.

	Derivative Financial Instruments[2]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Equity contracts	$(177,875)	—	—	$(177,875)
Total	$(177,875)	—	—	$(177,875)

[2]	Derivative financial instruments are options, which are shown at market value.

See Notes to Financial Statements.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2010	5

Statement of Assets, Liabilities and Capital

As of June 30, 2010 (unaudited)

Assets

Investments in unaffiliated securities, at value (identified cost — $221,436,248)		$234,512,260
Dividends receivable		44,218
Prepaid expenses		29,245

Total assets		234,585,723

Liabilities

Options written, at value (premiums received — $2,118,222)		177,875
Bank overdraft		1,526,356
Payables:
Dividends to stockholders	$659,935
Investment advisory fees	184,794	844,729

Accrued expenses		130,685

Total liabilities		2,679,645

Net Assets

Net assets		$231,906,078

Capital

Common Stock, par value $.001 per share, 100,000,000 shares authorized		$18,445
Paid-in capital in excess of par		248,715,235
Accumulated distributions in excess of investment income — net	$(12,142,870)
Accumulated realized capital losses — net	(19,701,091)
Unrealized appreciation — net	15,016,359

Total accumulated losses — net		(16,827,602)

Total Capital — Equivalent to $12.57 per share based on shares of 18,445,346 shares of Common Stock outstanding (market price — $11.93)		$231,906,078

See Notes to Financial Statements.

6	NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2010

Statement of Operations

For the Six-Months Ended June 30, 2010 (unaudited)

Investment Income

Dividends (net of $12,082 foreign withholding tax)		$968,374
Interest		101

Total income		968,475

Expenses

Investment advisory fees	$1,157,088
Licensing fees	64,989
Directors’ fees and expenses	35,570
Professional fees	34,374
Accounting services	29,986
Transfer agent fees	22,071
Insurance	18,627
Printing and stockholder reports	13,112
Registration fees	10,547
Custodian fees	7,246
Other	4,648

Total expenses		1,398,258

Investment loss — net		(429,783)

Realized & Unrealized Gain (Loss) — Net

Realized gain (loss) on:
Investments — net	942,507
Options written — net	(679,573)	262,934

Change in unrealized appreciation/depreciation on:
Investments — net	(18,627,824)
Options written — net	2,630,461	(15,997,363)

Total realized and unrealized loss — net		(15,734,429)

Net Decrease in Net Assets Resulting from Operations		$(16,164,212)

See Notes to Financial Statements.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2010	7

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	For the Six Months Ended June 30, 2010 (unaudited)	For the Year Ended December 31, 2009
Operations

Investment loss — net	$(429,783)	$(880,508)
Realized gain (loss) — net	262,934	(13,423,749)
Change in unrealized appreciation/depreciation — net	(15,997,363)	99,441,127

Net increase (decrease) in net assets resulting from operations	(16,164,212)	85,136,870

Dividends and Distributions to Stockholders

Investment income — net	(11,657,459)**	—
Tax return of capital	—	(33,880,983)

Net decrease in net assets resulting from dividends and distributions to stockholders	(11,657,459)	(33,880,983)

Common Stock Transactions

Value of shares issued to stockholders in reinvestment of dividends and distributions	—	2,181,331

Net Assets

Total increase (decrease) in net assets	(27,821,671)	53,437,218
Beginning of period	259,727,749	206,290,531

End of period*	$231,906,078	$259,727,749

* Accumulated distributions in excess of investment income (loss) — net	$(12,142,870)	$(55,628)

** A substantial portion of the dividends from net investment income may be considered a tax return of capital at fiscal year end.
See Notes to Financial Statements.

8	NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2010

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.	For the Six Months Ended June 30, 2010 (unaudited)		For the Year Ended December 31,		For the Period January 30, 2007(a) to December 31, 2007
			2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$14.08		$11.28	$20.63	$19.10

Investment loss — net(b)	(.02)		(.05)	(.08)	(.07)
Realized and unrealized gain (loss) — net	(.86)		4.70	(7.42)	3.34

Total from investment operations	(.88)		4.65	(7.50)	3.27

Less dividends and distributions:
Investment income — net	(.63	)(c)	—	(.27)	—
Tax return of capital	—		(1.85)	(1.58)	(1.70)

Total dividends and distributions	(.63)		(1.85)	(1.85)	(1.70)

Offering costs resulting from the issuance of Common Stock	—		—	—	(.04)

Net asset value, end of period	$12.57		$14.08	$11.28	$20.63

Market price per share, end of period	$11.93		$14.40	$9.29	$18.26

Total Investment Return(d)

Based on net asset value per share	(6.28%	)(e)	44.32%	(37.07% )	17.95%	(e)

Based on market price per share	(13.03%	)(e)	79.21%	(41.45% )	(.30%	)(e)

Ratios to Average Net Assets

Expenses	1.09%	(f)	1.11%	1.05%	1.06%	(f)

Investment loss — net	(.33%	)(f)	(.38% )	(.47% )	(.36%	)(f)

Supplemental Data

Net assets, end of period (in thousands)	$231,906		$259,728	$206,291	$377,248

Portfolio turnover	35%		0% (g)	19%	31%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	A portion of the distributions from net investment income may be deemed a tax return of capital at fiscal year end.
(d)

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

(e)	Aggregate total investment return.
(f)	Annualized.
(g)	For purposes of calculating portfolio turnover of the Fund, there were no long-term purchases during the year, and therefore, the portfolio turnover is zero.

See Notes to Financial Statements.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2010	9

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies:

NASDAQ Premium Income & Growth Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on the last business day of each week. The Fund’s Common Stock shares are listed on the NASDAQ Stock Market LLC (“NASDAQ”) under the symbol QQQX.

Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure derivative investments as defined below as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Equity securities that are held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter (“OTC”) market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the investment adviser believes that this method no longer produces fair valuations.

The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NASDAQ. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NASDAQ. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NASDAQ that may not be reflected in the computation of the Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

(b) Real Estate Investment Trusts (“REITs”) — A portion of distributions received from REITs may constitute a return of capital. During the year an amount, based upon prior experience and guidance from the REITs, is reclassified from dividend income and recorded as an adjustment to basis of the REIT holdings. The adjustment is a reduction in basis and is reflected in either unrealized appreciation (depreciation) or realized gain (loss).

10	NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2010

Notes to Financial Statements (unaudited) (continued)

(c) Derivative financial instruments — The Fund will engage in various portfolio investment strategies both to enhance its returns or as a proxy for a direct investment in securities underlying the Fund’s index. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty, for certain instruments, may pledge cash or securities as collateral.

The Fund utilizes derivatives to enhance return and management has determined the use of derivative instruments is not designed to hedge security positions. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

Derivatives may be volatile and involve significant risk, such as, among other things, credit risk, currency risk, leverage risk and liquidity risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly, or to any degree, with the underlying asset, interest rate or index). Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, indices, currency rates or interest rates are changing in unexpected ways. The Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts.

Derivative instruments utilized by the Fund are defined below and delineated in the Statement of Assets, Liabilities and Capital and Statement of Operations of the Fund.

Statement of Assets, Liabilities and Capital as of June 30, 2010
Derivatives not accounted for as hedging instruments	Liabilities	Amount
Equity Options	Options written, at value	$177,875

Statement of Operations for the six months ended June 30, 2010
Derivatives not accounted for as hedging instruments	Realized loss	Change in unrealized appreciation (depreciation)
Written Equity Options	$(679,573)	$2,630,461

For the six-months June 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Options:
Average number of contracts written	650
Average notional value of contracts written	$65,000

•

Options — The Fund writes covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund provides the purchaser with the right to potentially receive a cash payment from the Fund equal to any appreciation in the cash value of the index over the strike price on the expiration date of the written option. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received). Written options are non-income producing investments.

Writing (selling) covered call options subjects the Fund to certain additional risks. The Fund, by writing covered call options, will forgo the opportunity to benefit from potential increases in the value of the equity investments above the exercise prices of the options, but will continue to bear the risk of declines in the value of the equity investments. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the equity securities over time.

The premium received from writing options and amounts available for distribution from the Fund’s options may decrease in declining interest rate environments. The value of the equity investments also may be influenced by changes in interest rates. Higher yielding equity investments and those issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk. A summary of option transactions is found in Note 3, Investments.

(d) Income taxation — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2010	11

Notes to Financial Statements (unaudited) (continued)

Management has evaluated the tax status of the Fund, and has determined that taxes do not have a material impact on the Fund’s financial statements. The Fund files U.S. and various state tax returns. To the best of the Fund’s knowledge, no income tax returns are currently under examination. All tax years of the Fund are open at this time.

(e) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest is recognized on the accrual basis.

(f) Dividends and distributions — Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. For the current period ended June 30, 2010, Fund management believes it is likely total distributions may exceed net investment income and accumulated realized capital gains, resulting in a portion of the total distribution treated as a tax return of capital. Portions of the distributions paid by the Fund during the current period ended June 30, 2010 and the year ended December 31, 2009 were characterized as a tax return of capital.

(g) Bank overdraft – The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

2. Investment Advisory and Management Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC (“IQ Advisors”), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is a wholly owned subsidiary of Bank of America Corporation (“Bank of America”). IQ Advisors is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ Advisors provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate equal to .90% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes.

IQ Advisors has entered into a Subadvisory Agreement with Nuveen HydePark Group, LLC (“Nuveen HydePark”). Pursuant to the agreement, Nuveen HydePark provides certain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors pays Nuveen HydePark a monthly fee at an annual rate equal to .39% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes. There is no increase in aggregate fees paid by the Fund for these services.

At a meeting held on June 18, 2010, the Board of Directors of the Fund approved a new investment advisory agreement between the Fund and Nuveen Asset Management (“NAM”) and a new subadvisory agreement between NAM and Nuveen HydePark. The Board also nominated a new slate of directors (the “Director Nominees”). In connection with these actions, the Board called two special meetings of stockholders of the Fund. The first special meeting is called to seek approval of the new investment advisory agreement and new subadvisory agreement. The second special meeting is called for the election of the Director Nominees. More information regarding these actions will be available in the Fund’s proxy statement that will be filed with the Securities and Exchange Commission.

IQ Advisors has entered into an Administration Agreement

with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provides that IQ Advisors pays the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes, for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). ML & Co. has a substantial financial interest in BlackRock.

Certain officers of the Fund are officers and/or directors of IQ Advisors, Bank of America and/or ML & Co. or their affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2010 were $84,876,965 and $94,224,293, respectively.

Transactions in options for the six months ended June 30, 2010 were as follows:

Call Options Written	Number of Contracts	Premiums Received
Outstanding call options written, at beginning of period	650	$2,121,886
Options written	1,950	7,055,490
Options closed	(1,725)	(6,147,104)
Options expired	(225)	(912,050)

Outstanding call options written, at end of period	650	$2,118,222

12	NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2010

Notes to Financial Statements (unaudited) (concluded)

4. Common Stock Transactions:

The Fund’s Board of Directors has authorized the Fund to issue 100,000,000 shares of stock par value $.001 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended June 30, 2010 remained constant. Shares issued and outstanding during year ended December 31, 2009 increased $155,901 from dividend reinvestments.

5. Capital Loss Carryforward:

As of December 31, 2009, the Fund had net capital loss carryforward of $18,700,257, of which $4,607,477 expires in 2015 and $14,092,780 expires in 2017. This amount will be available to offset like amounts of any future taxable gains.

6. Other Matters:

At a meeting held on March 16, 2010, the board of the Fund amended and restated the Fund’s bylaws to provide the board with greater discretion in setting the date of the Fund’s annual meeting. As a result of this change, the board has the flexibility to set the annual meeting date in any month of the year. Previously, the bylaws required the Fund to hold its annual meeting in April of each year. The amended bylaws also clarify the board’s ability to postpone or cancel a meeting of stockholders.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2010	13

Approval of New Management Agreement and New Subadvisory Agreement

IQ Investment Advisers LLC (“IQ Advisors”), the investment adviser to the Fund, has determined to discontinue the portion of its business involving the provision of investment management services to registered investment companies, such as the Fund. In light of this decision, IQ Advisors reviewed different options for the ongoing management of the Fund and, at the request of the Fund’s Board of Directors (the “Board”), evaluated several investment advisers as potential managers for the Fund. Upon careful review, IQ Advisors recommended that the Board consider Nuveen Asset Management (“NAM” or “Nuveen”) as a candidate to assume the role of investment adviser to the Fund.

At an in-person meeting held on June 18, 2010, the members of the Board, all of whom are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Directors”), approved an investment management agreement between the Fund and Nuveen (the “New Management Agreement”). The members of the Board have also approved for the Fund a subadvisory agreement between Nuveen and Nuveen HydePark Group, LLC (“Nuveen HydePark”), the Fund’s current subadviser (the “New Subadvisory Agreement”).

Board Considerations in Approving the New Management Agreement

The New Management Agreement was approved by the Board on behalf of the Fund after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Board authorized the submission of the New Management Agreement for consideration by the Fund’s stockholders.

The Approval Process — At telephonic and in-person meetings held in April, May and June of this year, the Board discussed the possible transition of services from IQ Advisors to Nuveen and information regarding the services to be provided by Nuveen under the proposed New Management Agreement for the Fund. During these meetings, the Board discussed aspects of the proposal with senior Nuveen representatives and independent board members of funds in the Nuveen registered fund complex.

In preparation for their consideration of the New Management Agreement, the Board received, in response to a written due diligence request prepared by the Board and its independent legal counsel and provided to Nuveen and IQ Advisors, a significant amount of information covering a range of issues and received, in response to their additional requests, further information in advance of and at the June 18, 2010 in-person Board meeting. To assist the Board in its consideration of the New Management Agreement, Nuveen provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition. In addition, the Board consulted with its independent legal counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In considering whether to approve the New Management Agreement, the Board reviewed materials from counsel to the Fund and from Nuveen and IQ Advisors and its affiliates, including: (i) information concerning the services rendered to the Fund by IQ Advisors and its affiliates and information concerning the services to be rendered to the Fund by Nuveen and its affiliates; (ii) a report by management regarding the due diligence IQ Advisors and its affiliates conducted on Nuveen; (iii) information regarding the sharing of potential economies of scale; (iv) a memorandum outlining the legal duties of the Board under the 1940 Act; and (v) information from Lipper, Inc. (“Lipper”) comparing the Fund’s fee rate for advisory and administrative services to those of other closed-end funds selected by Lipper.

The Board did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors discussed below. The Directors, all of whom are Independent Directors, concluded that the terms of the New Management Agreement are appropriate, that the fee rates to be paid are reasonable in light of the services to be provided to the Fund, and that the New Management Agreement should be approved and recommended to Fund stockholders. In voting to approve the New Management Agreement, the Board considered in particular the following factors:

The nature, extent and quality of services to be provided by Nuveen and its affiliates — In connection with their consideration of the New Management Agreement, the Board considered representations by Nuveen that there would be no diminution in the scope of services required of or provided by Nuveen under the New Management Agreement for the Fund as compared to the scope of services provided by IQ Advisors under the Fund’s current investment management agreement with IQ Advisors (the “Current Management Agreement”). In reviewing the scope of these services at the May and June 2010 Board meetings, the Board considered Nuveen’s

14	NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2010

Approval of New Management Agreement and New Subadvisory Agreement (continued)

investment philosophy and experience, noting that Nuveen is a well-recognized closed-end fund sponsor. The Board also considered Nuveen’s investment processes and strategies, matters related to Nuveen’s portfolio transaction policies and procedures, and Nuveen’s compliance program and its compliance record with respect to the funds in the IQ Advisors fund complex for which it or its affiliate serves as subadviser. The Board noted representations by Nuveen that it reports to its funds’ boards of directors about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the boards, and has made appropriate officers available as needed to provide further assistance with these matters. The Board noted that it expects that Nuveen will make these reports and have these discussions with respect to the Fund if it were to assume management of the Fund. The Board also reviewed information regarding Nuveen sponsored closed-end funds, to the extent such funds had similar investment objectives and strategies to the Fund. The Board noted that, except for the Nuveen-sponsored closed-end funds identified to the Board, Nuveen does not operate or manage any other accounts that are similar to the Fund. In addition to the investment management services to be provided to the Fund, the Board, at the June 18, 2010 Board meeting, considered that Nuveen also will provide certain non-management services to the Fund (such as marketing services and assistance in meeting legal and regulatory requirements) and other services necessary for the operation of the Fund.

In connection with the investment management services to be provided under the New Management Agreement, the Board took into account detailed discussions with representatives of Nuveen at the April and May 2010 Board meetings regarding the management of the Fund.

The Board noted the representations of IQ Advisors and Nuveen that the transition was not expected to have any adverse effect on the operations of the Fund. The Board also considered that the Fund and its stockholders may benefit from association with Nuveen, a well-recognized closed-end fund sponsor, and Nuveen’s closed-end fund market support program as well as Nuveen’s financial advisor and shareholder service platform. The Board discussed Nuveen’s current financial condition and ownership structure.

Based on the discussions held and the materials presented at the April, May and June 2010 Board meetings, the Board determined that the nature, extent and quality of the services to be provided by Nuveen under the New Management Agreement was comparable to the services provided by IQ

Advisors under the Current Management Agreement and that the Board expects that the quality of such services will continue to be appropriate.

Investment performance of the Fund and Nuveen — The Board considered that if Nuveen is approved by stockholders as the investment adviser to the Fund, the investment operations of the Fund were expected to continue to be conducted by the same portfolio management teams as are currently in place. The Board also noted that the investment operations of the Fund, including its investment objective and investment strategies, are not expected to change as a result of the transition from IQ Advisors to Nuveen.

The Board considered the investment strategies used by the Fund. The Board also considered the innovative nature of the Fund. The Board, taking into account information it received regarding Nuveen-sponsored closed-end funds with similar investment objectives and strategies, noted the specialized nature of the Fund’s investment strategy and the inherent limitations in comparing the Fund’s investment performance to that of another investment company. The Board reviewed the Fund’s investment performance and compared such performance to the performance of a relevant reference index. The Board discussed the degree to which the Fund was achieving its investment objective. In particular, the Board noted that the Fund generally has performed as expected. As a result of their discussions and review, the Board concluded that the Fund’s performance was satisfactory.

The Board considered the history, experience, resources and strengths of Nuveen and its affiliates in managing its own closed-end fund complex and noted the historical performance of Nuveen or its affiliate as a subadviser to certain funds in the IQ Advisors fund complex. The Board noted that Nuveen’s experience in managing its existing closed-end funds would translate to its management role for the Fund. The Board further noted that Nuveen is well positioned to assume management of the Fund given its current and historical relationship with the Fund and other funds in the IQ Advisors fund complex.

Cost of services provided and profits to be realized by Nuveen and its affiliates from the relationship with the Fund — The Board discussed the potential for Nuveen to realize a profit from management of the Fund based on the proposed fees payable to Nuveen and its affiliates, and other sources of potential revenue and expense to Nuveen and its affiliates from the Fund’s operations. The Board also discussed with Fund management and representatives of Nuveen the

NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2010	15

Approval of New Management Agreement and New Subadvisory Agreement (continued)

potential ancillary benefits Nuveen might receive by managing the Fund. The Board reviewed information regarding potential economies of scale (as discussed below). It was noted that it was not possible to accurately predict the degree of profitability Nuveen might gain from its relationship with the Fund. The Board also noted that the new directors will be in a better position to evaluate the benefits Nuveen will receive from association with the Fund following the transition.

In evaluating the costs of the services to be provided by Nuveen under the New Management Agreement, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of Nuveen serving as investment adviser to the Fund. The Board noted that the New Management Agreements are similar to the Current Management Agreements. The Board also considered that the maximum fee rate payable to Nuveen under the New Management Agreements would be the same or lower than the fee rate payable to IQ Advisors under the Current Management Agreements. In addition, the Board further noted that Nuveen has agreed, through the earlier of August 1, 2012 or the termination of the New Management Agreement, to reimburse expenses (including management fees and other expenses) so that the Fund’s total operating expense ratio does not exceed the Fund’s total operating expense ratio for its 2009 fiscal year.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from the Fund’s potential association with Nuveen’s large closed-end fund complex. The Board noted that the New Management Agreements provide for breakpoints in the Fund’s investment management fee rates as the assets of the Fund and the assets held by the funds in the Nuveen registered fund complex increase. The Board also noted that the Fund, as a closed-end fund, generally does not gain additional assets through sales of Fund shares. The Board concluded that the structure of the investment management fee rates, with the breakpoints for the Fund under the New Management Agreements, reflected appropriate sharing of potential economies of scale with the Fund’s stockholders.

Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Board considered representations by IQ Advisors and Nuveen that the maximum fee rate payable to

Nuveen under the New Management Agreement would be the same or lower than the fee rate payable to IQ Advisors under the Current Management Agreement. In addition, the Board noted that Nuveen agreed, through the earlier of August 1, 2012 or the termination of the New Management Agreement, to reimburse expenses (including management fees and other expenses) so that the Fund’s total operating expense ratio does not exceed the Fund’s total operating expense ratio for its 2009 fiscal year. The Board also considered that the New Management Agreement contained breakpoints in the fee schedule, allowing for the possibility that the advisory fee rate paid by the Fund may decline in the future.

In considering the compensation to be paid to Nuveen, the Board referred to the materials presented and discussions held in connection with their considerations at the May 14, 2010 and June 18, 2010 Board meetings in connection with the New Management Agreement. The Board noted that in connection with such considerations it had received and reviewed a comparison of the fees paid under the New Management Agreement to the contracts of other investment advisers with respect to other closed-end investment companies. In particular, the Board noted that it evaluated the Fund’s contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds selected by Lipper. The Board was provided information from Lipper that showed that the maximum contractual management fee rate to be paid under the New Management Agreement is lower than the median contractual management fee rate charged by the Fund’s peers, as identified by Lipper. The Board also reviewed information regarding Nuveen-sponsored closed-end funds, to the extent such funds had similar investment objectives and strategies to the Fund. The Board reviewed information received from Nuveen regarding similar funds managed by Nuveen and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Fund.

Taking into account the totality of the information and materials provided to it at the May 14, 2010, June 18, 2010 and other prior meetings, the Board concluded that the management fee rates proposed under the New Management Agreement were reasonable for the services being rendered and in comparison to the data reflected in the Lipper materials.

Conclusion — The Board examined the totality of the information provided and did not identify any single factor discussed previously as controlling. After deliberating in executive session, the Board, which consists solely of

16	NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2010

Approval of New Management Agreement and New Subadvisory Agreement (continued)

Independent Directors, approved the New Management Agreement, concluding that the advisory fee rate was reasonable in relation to the services to be provided and that the New Management Agreement was in the best interests of the stockholders.

Board Considerations in Approving the New Subadvisory Agreement

In preparation for its consideration of the New Subadvisory Agreement, the Board received, in response to a written due diligence request prepared by the Board and its independent legal counsel and provided to Nuveen and IQ Advisors, a significant amount of information covering a range of issues and received, in response to its additional requests, further information in advance of and at the June 18, 2010 in-person Board meeting. In addition to the information it received regarding the New Management Agreement, in considering whether to approve the New Subadvisory Agreement, the Board reviewed materials from counsel to the Fund and from Nuveen HydePark and IQ Advisors and its affiliates, including: (i) information concerning the services currently rendered to the Fund by the subadviser and information concerning the services to be rendered to the Fund by Nuveen and its affiliates, which are expected to be substantially similar to those services currently provided; (ii) reports by management regarding the due diligence IQ Advisors and its affiliates conducted on Nuveen HydePark; and (iii) a memorandum outlining the legal duties of the Board under the 1940 Act.

The Board did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors discussed below. The Directors, all of whom are Independent Directors, concluded that the terms of the New Subadvisory Agreement are appropriate, that the fee rate to be paid is reasonable in light of the services to be provided to the Fund, and that the New Subadvisory Agreement should be approved and recommended to Fund stockholders. In voting to approve the New Subadvisory Agreement, the Board considered in particular the following factors:

The nature, extent and quality of services to be provided by the subadviser — In reviewing the New Subadvisory Agreement, the Board referred to the materials presented and discussions held in various meetings in April, May and June 2010. The Board focused on the experience of the subadviser in managing registered funds, including the Fund. The Board considered the reputation and investment experience of the subadviser and its investment professionals who have served as portfolio managers and would continue to serve as portfolio managers. The Board noted that it had met with officers of IQ Advisors and members of the subadviser’s portfolio management team to discuss the management of the Fund’s investments at recent Board meetings. The Board took into account the annual due diligence investment review of the subadviser. The Board noted that it had discussed the Fund’s investment strategy with representatives from the subadviser, including discussions regarding the premises underlying the Fund’s investment strategy, its efficacy and potential risks. The Board also considered the favorable history, reputation and background of the subadviser and its personnel, and the substantial experience of the subadviser’s portfolio management team. The Board considered the compliance program of the subadviser and the report of the chief compliance officer of the Fund. Following consideration of this information, and based on management presentations during the April, May and June 2010 Board meetings, the Board concluded that the nature, extent and quality of services provided to the Fund by the subadviser under the Fund’s current investment subadvisory agreement (the “Current Subadvisory Agreement”) were of a high quality and that substantially similar services would be provided by the same personnel pursuant to the New Subadvisory Agreement.

Investment performance of the Fund and the subadviser — The Board received and considered information about the Fund’s investment performance in light of its stated investment objective. The Board noted that the services to be provided pursuant to the New Subadvisory Agreement would be performed by the same personnel as under the Current Subadvisory Agreement. In this regard, the Board noted that they receive periodic reports regarding the investment performance of the Fund and discuss Fund performance with the portfolio management teams of each subadviser at various times throughout the year. The Board made the determinations discussed above under “Board Considerations in Approving the New Management Agreement.” As a result of its discussions and review, the Board concluded that the Fund’s performance was satisfactory.

Cost of services to be provided and profits to be realized by the subadviser from the relationship with the Fund — Drawing on information received from, and discussions held with, the subadviser at previous meetings, the Board discussed the potential for the subadviser to realize a profit as a result of serving as subadviser to the Fund. The Board noted that the fee rate under the New Subadvisory Agreement was identical to the fee rate under the applicable Current Subadvisory Agreement and that the services to be provided

NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2010	17

Approval of New Management Agreement and New Subadvisory Agreement (concluded)

under the New Subadvisory Agreement were expected to be substantially similar to the subadvisory services currently provided. The Board noted that it was not possible to accurately predict the degree of profitability the subadviser might gain from its relationship with the Fund. The Board then considered the potential benefits to the subadviser and its affiliates from their relationship with the Fund, including the reputational benefits from managing the Fund. The Board concluded that the potential benefits to the subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale — The Board noted discussions at previous meetings regarding economies of scale and that the fee rate under the New Subadvisory Agreement is identical to the fee rate under the Current Subadvisory Agreement. The Board also took into account the discussion described above under “Board Considerations in Approving the New Management Agreement — The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale.”

After considering the totality of the information and materials provided to it at the June 18, 2010 meeting and prior meetings, the Board determined that no changes were currently necessary to the Fund’s subadvisory fee structure.

Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients — The Board considered that the proposed fee rate under the New Subadvisory Agreement is identical to the fee rate payable to the subadviser under the Current Subadvisory Agreement. In considering the compensation to be paid to the subadviser, noting that no changes to such compensation from that payable under the Current Subadvisory Agreement were proposed, the Board referred to the materials presented and discussions held in connection with its consideration of the continuation of the Current Subadvisory Agreement at prior Board meetings and concluded that such information continued to be relevant to their current deliberations. The Board also reviewed information regarding Nuveen sponsored closed-end funds, to the extent such funds had similar investment objectives and strategies to the Fund. The Board noted the earlier discussion regarding the fee rates of similar finds managed by Nuveen. The Board noted that the subadvisory fee rate with respect to the Fund was at a level that continued to be reasonable.

The Board discussed the services rendered by the subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Fund. Taking into account the totality of the information and materials provided to it at the June 18, 2010 meeting and prior meetings, the Board concluded that the subadvisory fee proposed under the New Subadvisory Agreement is reasonable for the services to be rendered.

Conclusion — The Board examined the totality of the information they were provided and did not identify any single factor discussed previously as controlling. After deliberating in executive session, the Board, which consists solely of the Independent Directors, approved the New Subadvisory Agreement, concluding that the subadvisory fee rate was reasonable in relation to the services to be provided and that the New Subadvisory Agreement was in the best interests of the stockholders.

18	NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2010

NASDAQ PREMIUM INCOME & GROWTH FUND INC.	JUNE 30, 2010	19

Directors and Officers

Paul Glasserman, Director and Chairman of the Board	Custodian
Steven W. Kohlhagen, Director and Chairman of the Audit Committee	State Street Bank and Trust Company
Laura S. Unger, Director and Chairperson of the Nominating & Corporate Governance Committee	P.O. Box 351 Boston, MA 02101
William J. Rainer, Director
Justin C. Ferri, President	Transfer Agent
James E. Hillman, Vice President and Treasurer	BNY Mellon Shareowner Services
Colleen R. Rusch, Vice President and Secretary	480 Washington Boulevard
Michelle H. Rhee, Chief Legal Officer	Jersey City, NJ 07310
Robert M. Zakem, Chief Compliance Officer
Jeff E. McGoey, Vice President

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its stockholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.

IQ
INVESTMENT ADVISORS

www.IQIAFunds.com

NASDAQ Premium Income & Growth Fund Inc. seeks to provide stockholders with premium income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

This report, including the financial information herein, is transmitted to stockholders of NASDAQ Premium Income & Growth Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

GO PAPERLESS...
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.

NASDAQ Premium Income & Growth Fund Inc.
4 World Financial Ctr., 6th Fl
New York, NY 10080

#IQQQQXD — 06/10

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable since no such divestments occurred during the semi-annual period covered since the last report on Form N-CSR.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – (a) Not Applicable to this semi-annual report (b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s

Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule

30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-

3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NASDAQ Premium Income & Growth Fund Inc.

By:	/s/ Justin C. Ferri
Justin C. Ferri
Chief Executive Officer of
NASDAQ Premium Income & Growth Fund Inc.

Date: August 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Justin C. Ferri
Justin C. Ferri
Chief Executive Officer (principal executive officer) of
NASDAQ Premium Income & Growth Fund Inc.

Date: August 19, 2010

By:	/s/ James E. Hillman
James E. Hillman
Chief Financial Officer (principal financial officer) of
NASDAQ Premium Income & Growth Fund Inc.

Date: August 19, 2010